================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-KA

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                    --------


                                 October 6, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


    NEVADA                           0-2172                        95-2018730
---------------                   ------------                   --------------
(state or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                   Identification
 incorporation)                                                      Number)

                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (818) 982-1650
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 (818) 765-5603
               ---------------------------------------------------
               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.01A NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Flamemaster Corporation (NASDAQ "FAME") reported that it has entered into a letter of intent with Best Holdings Acquisition Company LLC and Aries Capital Partners LLC to merge their holdings of 100% of the outstanding shares of Capital Stock of Best Candy & Tobacco Co., an Arizona Corporation, into Flamemaster. On the closing date pursuant to a signed and executed definitive merger agreement by and between the parties, Flamemaster will acquire 100% of the Best shares. Pending a definitive agreement, Flamemaster withdraws their announced intent to file a Form 15 with the Securities and Exchange Commission
(SEC) and amends their Form 8K, Item 3.01 previously filed September 14, 2004.

The letter of intent discussed herein is intended only as a preliminary indication of the parties' mutual interest in proceeding towards the transactions outlined. The transactions are subject to further due diligence and approval of a majority of the outstanding Flamemaster Common Shares. There can be no assurance that the transaction will be finalized and executed as outlined or otherwise. It is the intent of the Flamemaster management to proceed with the filing of the Form 15 and to deregister The Company, if the merger with the Best Group cannot be completed.

Flamemaster will continue to proceed with the previously announced 1 for 10 reverse stock split which will become effective October 26, 2004. There will be no fractional shares issued. Fractional shares will be paid in cash at the rate of $3.35 per share - the closing price on September 13, 2004.

Prior to the closing date of the transactions contemplated by the merger agreement discussed above, and with the consent of a majority of the outstanding Flamemaster Common Stock, Flamemaster shall dividend and distribute to all Stockholders of record on the dividend date 100% of the Capital Stock (the "Dividend Shares") of Flamemaster Aerospace Corporation. A wholly owned subsidiary of Flamemaster. The Flamemaster Aerospace Corporation (as at the date of such stock dividend) shall operate all the businesses operated by Flamemaster and its subsidiaries and own the entire stock dividend. As a result, immediately prior to the closing date of the merger and share exchange, Flamemaster shall have no operating businesses and no assets or liabilities. In sole consideration for the Best Group Equity, Flamemaster shall issue to Aries or its affiliates, that number of shares of Flamemaster Common stock as shall equal ninety percent (90%) of the aggregate issued and outstanding shares of Flamemaster Common stock on the closing date (merger agreement) on a fully diluted basis giving effect to the 1 for 10 reverse stock split referred to above. It is anticipated that on the effective date approximately 1,620,000 Flamemaster shares shall be issued to Aries in consideration for the Best Group Equity.

The amended Form 8K herein may contain or identify a forward-looking statement. These statements are based on a number of assumptions and estimates, which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions, which are subject to change.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     FLAMEMASTER CORPORATION
                                                     -----------------------
                                                           (Registrant)
Date:
October 7, 2004

                                                     /s/ JOSEPH MAZIN
                                                     ---------------------------
                                                        (Signature)
                                                     Joseph Mazin,
                                                     President and Chairman and
                                                     Chief Executive Officer